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                                                                    EXHIBIT 23.1


                      Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58561) of Hines Horticulture, Inc. of our report dated February 22, 1999 appearing on page F-1 of this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Newport Beach, California
March 25, 1999